                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ William F. McCalpin              Trustee                December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ John W. McCarter, Jr.              Trustee               December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ Dennis B. Mullen                 Trustee                December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ James T. Rothe                    Trustee                December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ William D. Stewart               Trustee                December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
  /s/ Martin H. Waldinger              Trustee                December 9, 2002
------------------------------

                                                                      EXHIBIT 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place an stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, herby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 9 day of December, 2002.

Signature                                Title                      Date
---------                                -----                      ----
 /s/ Thomas H. Bailey                  Trustee                December 9, 2002
------------------------------